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    CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO:    Para Mas Internet, Inc.

     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form SB-2, of our report dated
July 10, 2000 included in Para Mas Internet, Inc.'s Annual
Report on Form 10-KSB for the year ended June 30, 2000, and to all references to our Firm included in this Registration
Statement.

                                  /S/ Stefanou & Company LLP
                                  ---------------------------
                                  Stefanou & Company, LLP

McLean, Virginia
August 24, 2001